                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                September 5, 2003
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)

                              Datatec Systems, Inc.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

  Delaware                            000-20688              94-2914253
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  (State or Other Jurisdiction        (Commission            (IRS Employer
  of Incorporation)                   File Number)           Identification No.)

23 Madison Road, Fairfield, New Jersey                      07004
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (973) 808-4000
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.  Other Events and Required FD Disclosure.
                     ---------------------------------------

            On September 5, 2003, Datatec Systems,  Inc.  ("Datatec")  announced that after a three week trial,  a jury has found in its favor with  respect to a lawsuit filed against it by Petsmart, Inc. ("Petsmart") in the Superior Court of
Maricopa County,  Arizona.  The jury verdict rejected  Petsmart's claims against
Datatec and accepted Datatec's counterclaim for unpaid invoices of approximately
$172,000.  Datatec  intends to seek legal costs  against  Petsmart in connection with the litigation.

            For additional  information,  reference is made to the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

            Item 7.  Financial Statements, Pro Forma Financial Information
                     and Exhibits.
                     -----------------------------------------------------------

            (c)      Exhibits
                     --------

                     Exhibit No.       Exhibits
                     -----------       --------

                     99.1              Press Release dated September 5, 2003.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DATATEC SYSTEMS, INC.

Dated: September 5, 2003                By:     /s/ Richard K. Davis
                                               ------------------------------------
                                        Name:  Richard K. Davis
                                        Title: Vice President & General Counsel